                                                                    Exhibit 10.3

                        AMENDMENT NO. 7 TO LOAN AGREEMENT

         AMENDMENT NO. 7 TO LOAN AGREEMENT, dated as of December 30, 2002 (this "Amendment"), among STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); SCHOLAR, INC., a Delaware corporation ("Scholar"); JOHN KATZMAN, an individual residing in New York, New York ("Katzman"); and each of the Lenders that is a signatory hereto other than Scholar Corp. and Katzman (each, a "Reservoir Lender" and, collectively, the "Reservoir Lenders").

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Reservoir Lenders, and Scholar are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof by six amendments thereto, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower; and

         WHEREAS, Katzman, after due investigation of the Obligors' conditions, affairs and business, has agreed to provide certain collateral for certain obligations of the Obligors under the Loan Agreement pursuant to a Pledge Agreement, by and between Katzman and Reservoir Capital Partners, L.P., dated of even date herewith (the "Pledge Agreement") and in consideration therefor, the Borrower has agreed to pay to Katzman a fee in accordance with the terms of this Amendment; and

         WHEREAS, the Reservoir Lenders have agreed to lend to the Borrower additional monies contemporaneously with the execution of this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto desire to modify and amend the Loan Agreement pursuant to the terms hereof, as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) and the other Loan Documents to "Lender" (and indirect references to such) shall mean Scholar, the Reservoir Lenders, and for purposes of payment of the Katzman Fee (as hereinafter defined), Katzman, and the Loan Agreement and the other Loan Documents are hereby modified accordingly. References to Loan shall include the Katzman Fee (as hereinafter defined), and the Loan Agreement and the other Loan Documents are hereby modified accordingly. References in the Loan Agreement and the other Loan Documents to the Security Agreement shall include the Pledge Agreement, and the Loan Agreement and the other Loan Documents are hereby modified accordingly.

         Section  2. Loans and Fee.

         (a) Contemporaneously herewith, the Reservoir Lenders will lend to the Borrower an additional $2,000,000 as a Term Loan (the "Additional Reservoir Lendings"), which Additional Reservoir Lendings shall be evidenced by two promissory notes in or substantially in the form required under the Loan Agreement. The borrowings contemplated by this Amendment shall not constitute additional warranties or representations regarding the Obligors or any fact or circumstance whatsoever, except that the warranties and representations made in Sections 4.01, 4.02 and 4.03 of the Loan Agreement are hereby incorporated by reference and made as of the date hereof (and the term "Transactions" therein shall include, without limitation, the transactions contemplated by this Amendment).

         (b) The Borrower will pay to Katzman a fee in the amount of $1,000,000 (the "Base Katzman Fee") plus an amount equal to interest thereon (deemed interest) from the date hereof until paid in full at the rate of 12% per annum (together with the Base Katzman Fee, the "Katzman Fee") as consideration for his agreeing to execute and deliver the Pledge Agreement. Katzman shall hereafter, for purposes of payment of the Katzman Fee, be deemed to be a Lender, and as such shall be entitled to all the benefits of any and all the security securing the Loans, including, without limitation, pursuant to the Security Agreement, the Short-Form Patent Security Agreement, and the Short-Form Trademark Security Agreement, each dated as of June 25, 2001. Borrower shall, contemporaneously with the execution and delivery hereof, take such further actions as may be reasonably requested by Katzman necessary to perfect such security interests of Katzman. Schedule 1 to the Loan Agreement is hereby deemed amended to reflect the admission of Katzman as a Lender. Information concerning Katzman's addresses for notices and payment information are contained in
Schedule 1 to this Amendment.

         Section 3. Loan Agreement Amendments. Subject to satisfaction of the conditions in Section 5 of this Amendment, the Loan Agreement is amended as follows:

         (a) Effective upon execution of this Amendment, the parties agree that the aggregate of the Loans owed to the Reservoir Lenders, including principal, accrued interest, and any fees owed to the Reservoir Lenders as of the date hereof, shall equal $9,500,000, exclusive of the transactions contemplated by this Amendment.

         (b) Section 2.06(a) of the Loan Agreement is deleted in its entirety and the following shall be substituted therefor: "The Borrower hereby unconditionally promises to pay to the Lenders: (i) $3,500,000 by January 31, 2003, (ii) $4,000,000 by March 31, 2003, and (iii) the remainder of the Loans on the Maturity Date."

         (c) The term "Applicable Rate" as used in the Loan Agreement shall mean 12% per annum. Section 2.08 of the Loan Agreement (captioned "Fees") is deleted in its entirety.

         (d) The Lenders agree that, notwithstanding section 2.07 of the Loan Agreement or any other provision of the Loan Documents to the contrary, the Lenders will consent to the allocation of proceeds of certain potential dispositions in accordance with the terms of a letter agreement among the parties hereto dated of even date herewith.

         (e) Notwithstanding any provision of the Loan Agreement to the contrary, the Reservoir Lenders shall not be required to share the collateral subject to the Pledge Agreement with any other Lender.

         (f) The parties waive the benefits of any requirement of marshalling of assets under any applicable law.

         (g) Article VIII is amended by adding the following sentence at the end of said article: "Notwithstanding anything to the contrary in this Loan Agreement, the Administrative Agent (i) shall not take the action described in clause (ii) of the immediately preceding sentence in the event of a failure of Borrower to make any payment required pursuant to Section 2.06(a)(i) or (ii) without the prior written approval of Katzman and (ii) shall take such action in the event of such failure upon the written direction of Katzman."

         Section 4. Payments.

         (a) Notwithstanding any provision of the Loan Agreement to the contrary, all payments on Loans after the date hereof (including payments made under the Security Agreement) shall be made to the Administrative Agent for the account of the Lenders and shall be allocated as follows:

                  (i) all payments, until such time as Reservoir shall have been repaid the Additional Reservoir Lendings, together with accrued, but unpaid interest thereon arising after the date of this Amendment, shall be paid over promptly to Reservoir;

                  (ii) thereafter, all payments, until such time as Reservoir shall have been repaid an additional $3,500,000 of the Loans, together with accrued, but unpaid interest thereon arising after the date of this Amendment, shall be paid over promptly to the Reservoir Lenders;

                  (iii) thereafter, all payments, until such time as an additional $9,000,000 of the Loans, together with accrued but unpaid interest thereon arising after the date of this Amendment, and $500,000 of the Katzman Fee, together with accrued deemed interest thereon, shall have been paid over to the Lenders and Katzman, 57.89% of such monies shall be paid to the Reservoir Lenders, 5.26% shall be paid to Katzman and 36.84% shall be paid over to Scholar; and

                  (iv) thereafter, all payments, until such time as an additional $500,000 of the Loans, together with accrued, but unpaid interest thereon arising after the date of this Amendment, and an additional $500,000 of the Katzman Fee together with accrued deemed interest thereon, shall have been paid to Katzman and the Reservoir Lenders, 50% of such monies shall be paid to Katzman and 50% shall be paid to the Reservoir Lenders.

         Notwithstanding the foregoing, no amounts shall be payable to Katzman hereunder prior to January 1, 2003.

         (b) Sections 3(b) and 3(c)(i), 3(c)(ii), 3(c)(iii) and 3(c)(iv) of Amendment No. 6 to Loan Agreement shall be deleted and of no further effect.

         Section 5. Conditions Precedent. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this Amendment executed by each of the parties hereto.

         Section 6. Ratification. Except as amended, modified or waived hereby, the Loan Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower and each Subsidiary Guarantor. The Borrower and each Subsidiary Guarantor hereby confirms and agrees that (i) the remaining portion of the Loans retained by the Lenders constitutes a Term Loan under the Loan Agreement, (ii) all obligations owing to the Lenders under the Loan Agreement or any other Loan Document (including, without limitation, the Scholar Loan and related obligations and the portion of the Term Loan retained by the Reservoir Lenders and related obligations and the Katzman Fee) constitute "Guaranteed Obligations" under the Loan Agreement and "Secured Obligations" under the Security Agreement and the Short-Form Trademark Security Agreement and the Short-Form Patent Security Agreement, and in each case, shall be obligations secured under the Security Agreement and the Short-Form Trademark Security Agreement and the Short-Form Patent Security Agreement and the other Loan Documents; and (iii) for purposes of the Security Agreement, the Short-Form Patent Security Agreement and the Short-Form Trademark Security Agreement, Katzman is and shall be a "Lender" thereunder. Except as amended hereby, the Loan Agreement, including without limitation the Guarantees, shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed

         Section 7. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. To the extent that any of the Loan Documents, any of the Warrant Documents refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                     STUDENT ADVANTAGE, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     SUBSIDIARY GUARANTORS

                                     COLLEGE411.COM, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     STUDENT ADVANTAGE SECURITIES CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     SCHOLARAID.COM, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     THE DIGITAL PUBLISHING COMPANY, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     OFFICIAL COLLEGE SPORTS NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     U-WIRE, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     KATZMAN



                                     ----------------------------------------
                                     John Katzman

                                     LENDERS

                                     SCHOLAR, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     RESERVOIR CAPITAL PARTNERS, L.P.,
                                     as Administrative Agent
                                     By: Reservoir Capital Group, L.L.C.,
                                         General Partner

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                     RESERVOIR CAPITAL MASTER FUND, L.P.
                                     By: Reservoir Capital Group, L.L.C.,
                                         General Partner

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                   Schedule 1

Payment and Notice Address for John Katzman:

c/o The Princeton Review
2315 Broadway
New York, NY  10024

with a copy to:

John P. Schmitt, Esq.
Patterson, Belknap, Webb & Tyler LLP
1133 Avenue of the Americas
New York, NY  10036

(Telecopier No.  212-336-2442)


Payment and Notice Address for the Reservoir Lenders:

c/o Reservoir Capital Partners, L.P.
650 Madison Avenue

New York, NY  10022,
Attn:  Craig Huff (Telecopy No. 212-610-2090)

with a copy to:

Mark L. Weissler, Esq.
Milbank, Tweed, Hadley & McCloy, LLP
1 Chase Manhattan Plaza
New York, NY  10005
(Telecopy No. 212-530-5219)